Kore Resources, Inc.

176-22 Sagun-Dong,  Seongd,

 Seoul Korea 133-187

June 7, 2013

United States Securities and Exchange Commission

Division of Corporate Finance

100 F Street

Washington DC

20549

Attention: Brigette Lippmann

Re: Kore Resources, Inc.

We are writing in response to your verbal comments of June 6, 2013.

1. We have updated the MD&A section to represent March 31, 2013 as opposed to December 31, 2012 as presented in the previous amendment. Additionally, we have updated other sections in the Document to represent the latest practicable date being June 7th , 2013.

2. We have updated the section Reports to Security Holders to include the SEC website address.

Yours truly,

/s/Young Ju Yi

President